Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings per share
15.	Earnings per share

Basic earnings per common share ("EPS") has been calculated by dividing net income by the weighted average shares of Class A Common Stock outstanding during each respective period. Diluted EPS reflects the potential reduction in EPS using the treasury stock method to reflect the impact of common stock equivalents if stock options were exercised and restricted stock awards were to vest.

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations for 2011, 2010 and 2009 (in millions, except per share data):

	For the year ended December 31,
	2011		2010		2009
	Numerator / net income	Denominator / shares	Numerator / net income	Denominator / shares	Numerator / net income	Denominator / shares
Income and shares used in basic calculations	$115.2	91.5	$91.6	90.2	$117.1	89.1
Effect of dilutive stock based awards	—	3.5	—	4.3	—	5.4

Income and shares used in diluted calculations	$115.2	95.0	$91.6	94.4	$117.1	94.5

Basic earnings per share		$1.26		$1.02		$1.31

Diluted earnings per share		$1.21		$0.97		$1.24

The above calculations exclude options that could potentially dilute EPS in the future but were antidilutive for the periods presented. The number of such options excluded was approximately 1.9 million, 2.3 million and 1.0 million in 2011, 2010 and 2009, respectively.